                                                                NEUBERGER BERMAN

NEUBERGER BERMAN
INCOME FUNDS-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
                    INVESTOR CLASS SHARES

                    PROSPECTUS FEBRUARY 11, 2002

        (AS AMENDED WITH RESPECT TO HIGH INCOME BOND FUND AUGUST 9, 2002)

CASH RESERVES
GOVERNMENT MONEY FUND
HIGH INCOME BOND FUND
LIMITED MATURITY BOND FUND
MUNICIPAL MONEY FUND
MUNICIPAL SECURITIES TRUST

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
-----------------

                       NEUBERGER BERMAN INCOME FUNDS
                       INVESTOR CLASS SHARES

        PAGE 2 ......   Cash Reserves

             8 ......   Government Money Fund

            14 ......   High Income Bond Fund

            24 ......   Limited Maturity Bond Fund

            30 ......   Municipal Money Fund

            36 ......   Municipal Securities Trust

                       YOUR INVESTMENT

            42 ......   Share Prices

            44 ......   Privileges and Services

            45 ......   Distributions and Taxes

            47 ......   Maintaining Your Account

            52 ......   Buying Shares

            54 ......   Selling Shares

                             The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2002 Neuberger Berman Management Inc. All rights reserved.

------------------------------------------------------------

[SIDEBAR]

FUND MANAGEMENT
All of the Neuberger Berman Income Funds are managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC as sub-adviser. Together, the firms manage $59 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

RISK INFORMATION

This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).
[END SIDEBAR]

  THESE FUNDS:

- ARE DESIGNED FOR INVESTORS WITH A RANGE OF DIFFERENT GOALS IN MIND:

  - THE MONEY MARKET FUNDS ARE DESIGNED FOR INVESTORS SEEKING CAPITAL PRESERVATION, LIQUIDITY AND INCOME

  - THE BOND FUNDS ARE DESIGNED FOR INVESTORS SEEKING HIGHER INCOME THAN MONEY MARKET FUNDS TYPICALLY PROVIDE IN EXCHANGE FOR SOME RISK TO PRINCIPAL

  - THE MUNICIPAL FUNDS ARE DESIGNED FOR INVESTORS SEEKING INCOME EXEMPT FROM FEDERAL INCOME TAXES

- OFFER YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS THROUGH PROFESSIONALLY MANAGED BOND AND MONEY MARKET PORTFOLIOS

- ALSO OFFER THE OPPORTUNITY TO DIVERSIFY YOUR PORTFOLIO WITH FUNDS THAT SEEK TO PROVIDE DIFFERENT LEVELS OF TAXABLE OR TAX-EXEMPT INCOME

- CARRY CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE MONEY IF FUND SHARES, WHEN YOU SELL THEM, ARE WORTH LESS THAN WHAT YOU ORIGINALLY PAID

- ARE MUTUAL FUNDS, NOT BANK DEPOSITS, AND ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY

NEUBERGER BERMAN
CASH RESERVES
--------------------------------------------------------------------------------

    Ticker Symbol: NBCXX

                 "IN MANAGING THIS FUND WE FOCUS ON THE THREE MAIN GOALS INVESTORS LOOK FOR IN A MONEY MARKET INVESTMENT: LIQUIDITY, STABILITY AND HIGH CURRENT INCOME. AT THE SAME TIME, WE SEEK TO MAINTAIN HIGH STANDARDS FOR CREDIT QUALITY, IN SOME CASES HIGHER THAN REQUIRED BY LAW."

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

MONEY MARKET FUNDS
Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

The regulations also require money market funds to limit investments to the top two rating categories of credit quality and any unrated securities deemed by the adviser to be of equivalent quality. This fund typically exceeds this requirement by investing only in first-tier securities.
[END SIDEBAR]

  [ICON]
          THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund seeks to maintain a stable $1.00 share price, and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. Asset-backed securities will constitute a significant percentage of the fund's investments as a result of this policy.

The fund also may invest in corporate bonds and commercial paper, U.S. Government and Agency Securities, variable and floating rate instruments, repurchase agreements on non-financial services obligations and the securities of other investment companies. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending, and may invest the proceeds.

The managers monitor a range of economic and financial factors to weigh the yields of money market securities of various maturities against their levels of interest rate and credit risk. Based on their analysis, the managers invest the fund's assets in a mix of money market securities that is intended to provide as high a yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

                                         Cash Reserves   3

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
Although the fund has maintained a stable share price since its inception, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

While the fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the security.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on interest rates. When interest rates fall, the fund's yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

The fund's emphasis on securities in the first tier of credit quality may mean that its yields are somewhat lower than those available from certain other money market funds. Over time, the fund may produce a lower return than bond or stock investments.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund's performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector is likely to increase.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund's performance also could be affected if unexpected interest rate trends cause the fund's asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund's holdings has its credit rating reduced or goes into default.

                      4  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return.
[END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.37%
'93   2.64%
'94   3.72%
'95   5.45%
'96   4.92%
'97   5.12%
'98   5.08%
'99   4.68%
'00   5.94%
'01   3.75%

BEST QUARTER:   Q4 '00,  1.55%
WORST QUARTER:  Q4 '01,  0.52%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/01

                               1 Year    5 Years    10 Years
------------------------------------------------------------
CASH RESERVES                   3.75       4.91       4.46

                                         Cash Reserves   5

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT

THEODORE P. GIULIANO and CATHERINE L. WATERWORTH are Vice Presidents of Neuberger Berman Management, and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman in 1998, Waterworth was a managing director of high-grade fixed income at a major investment firm. Giuliano and Waterworth have been co-managers of the fund since 1996 and 2002, respectively.

CYNTHIA DAMIAN and ALYSSA JUROS are Vice Presidents of Neuberger Berman Management and Neuberger Berman, LLC. Damian and Juros have been at Neuberger Berman since 1991 and 1989, respectively, and have been both fixed income traders and portfolio managers. Both have been associate managers of the fund since 2002.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/01, the management/administration fees paid to Neuberger Berman Management were 0.49% of average net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------

 ANNUAL OPERATING EXPENSES (% of average net assets)*

 These are deducted from fund assets, so you pay them indirectly.

           Management fees                          0.49
PLUS:      Distribution (12b-1) fees                None
           Other expenses                           0.06
                                                    ....
EQUALS:    Total annual operating expenses          0.55

* NEUBERGER BERMAN MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 12/31/04 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------
Expenses                 $56        $176       $307       $689

                      6  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended October 31,                                         1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                  1.0000    1.0000    1.0000    1.0000     1.0000
PLUS:                  Income from investment operations
                       Net investment income                 0.0499    0.0499    0.0453    0.0562     0.0440
                       Net gains/losses                          --        --        --        --     0.0001
                       Subtotal: income from investment
                       operations                            0.0499    0.0499    0.0453    0.0562     0.0441
MINUS:                 Distributions to shareholders
                       Income dividends                      0.0499    0.0499    0.0453    0.0562     0.0440
                       Subtotal: distributions to
                       shareholders                          0.0499    0.0499    0.0453    0.0562     0.0440
                                                            ................................................
EQUALS:                Share price (NAV) at end of year      1.0000    1.0000    1.0000    1.0000     1.0001
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                         0.63      0.63      0.61      0.60       0.55
Expenses(1)                                                    0.63      0.64      0.61      0.60       0.55
Net investment income -- actual                                4.98      5.00      4.55      5.61       4.59
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.
Total return (%)                                               5.11      5.10      4.63      5.76       4.49
Net assets at end of year (in millions of dollars)            664.1   1,024.6   1,104.2   1,324.8    1,116.0

For dates prior to 2/10/01, the figures above are from the predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

                                         Cash Reserves   7

NEUBERGER BERMAN
GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

    Ticker Symbol: NBGXX

                 "CURRENTLY, THIS FUND INVESTS ONLY IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. THIS STRATEGY OFFERS COMFORT TO INVESTORS WHO ARE LOOKING FOR CAPITAL PRESERVATION."

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

MONEY MARKET FUNDS
Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

By investing only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, this fund maintains even more stringent quality standards than money market fund regulations require.

STATE TAX EXEMPTIONS
Because the income from direct obligations of the U.S. Government or its agencies is exempt from state and local income taxes, a part of the fund's dividends generally are too. Investors in higher tax brackets who live in areas with substantial income tax rates may realize higher after-tax yields from this fund than from certain fully taxable money funds.
[END SIDEBAR]

  [ICON]
          THE FUND SEEKS MAXIMUM SAFETY AND LIQUIDITY WITH THE HIGHEST AVAILABLE CURRENT INCOME.

To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, including repurchase agreements collateralized by these same securities. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending, and may invest the proceeds. The fund seeks to maintain a stable $1.00 share price. A portion of the fund's dividends are generally exempt from state income taxes (but not federal income tax) to the extent derived from interest on securities issued by the U.S. Government or certain of its agencies (but not interest derived from repurchase agreements on those securities).

The managers monitor a range of economic and financial factors, in order to weigh the yields of securities of various maturities against their levels of interest rate risk. Based on their analysis, the managers invest the fund's assets in a mix of securities that is intended to provide as high a yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of net assets in securities issued or guaranteed by the U.S. Government or its agencies without providing shareholders at least 60 days' advance notice. The term "net assets" here includes the amount of any borrowings for investment purposes.

                                 Government Money Fund   9

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS

Although the fund has maintained a stable share price since its inception, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

While securities in the fund's portfolio carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market prices of the portfolio securities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on interest rates. When interest rates fall, the fund's yields will typically fall as well.

The fund's emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money market funds, either on a before- or after-tax basis. Over time, the fund may produce lower returns than bond or stock investments. Although the fund's average yield has outpaced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.)

                      10  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return.
[END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.27%
'93   2.50%
'94   3.41%
'95   5.16%
'96   4.69%
'97   4.75%
'98   4.65%
'99   4.19%
'00   5.40%
'01   3.67%

BEST QUARTER:   Q4 '00,  1.41%
WORST QUARTER:  Q4 '01,  0.55%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/01

                               1 Year    5 Years    10 Years
------------------------------------------------------------
GOVERNMENT MONEY FUND           3.67       4.53       4.17

                                Government Money Fund   11

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT

THEODORE P. GIULIANO and CATHERINE L. WATERWORTH are Vice Presidents of Neuberger Berman Management, and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman in 1998, Waterworth was a managing director of high-grade fixed income at a major investment firm. Giuliano and Waterworth have been co-managers of the fund since 1996 and 2002, respectively.

CYNTHIA DAMIAN and ALYSSA JUROS are Vice Presidents of Neuberger Berman Management and Neuberger Berman, LLC. Damian and Juros have been at Neuberger Berman since 1991 and 1989, respectively, and have been both fixed income traders and portfolio managers. Both have been associate managers of the fund since 2002.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/01, the management/administration fees paid to Neuberger Berman Management were 0.52% of average net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------

 ANNUAL OPERATING EXPENSES (% of average net assets)*

 These are deducted from fund assets, so you pay them indirectly.

           Management fees                          0.52
PLUS:      Distribution (12b-1) fees                None
           Other expenses                           0.07
                                                    ....
EQUALS:    Total annual operating expenses          0.59

* THE FIGURES IN THIS TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------
Expenses                 $60        $189       $329       $738

                      12  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended October 31,                                         1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                  1.0000    1.0000    1.0001    1.0000     1.0000
PLUS:                  Income from investment operations
                       Net investment income                 0.0468    0.0459    0.0406    0.0509     0.0423
                       Net gains/losses                          --    0.0001        --        --         --
                       Subtotal: income from investment
                       operations                            0.0468    0.0460    0.0406    0.0509     0.0423
MINUS:                 Distributions to shareholders
                       Income dividends                      0.0468    0.0459    0.0406    0.0509     0.0423
                       Capital gain distributions                --        --    0.0001        --         --
                       Subtotal: distributions to
                       shareholders                          0.0468    0.0459    0.0407    0.0509     0.0423
                                                            ................................................
EQUALS:                Share price (NAV) at end of year      1.0000    1.0001    1.0000    1.0000     1.0000
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                         0.63      0.63      0.60      0.67       0.59
Expenses(1)                                                    0.64      0.64      0.60      0.67       0.59
Net investment income -- actual                                4.65      4.61      4.08      4.99       3.92
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.
Total return (%)                                               4.78      4.69      4.14      5.22       4.31
Net assets at end of year (in millions of dollars)            308.2     367.6     653.4     303.8      571.9

For dates prior to 2/10/01, the figures above are from the predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

                                Government Money Fund   13

NEUBERGER BERMAN
HIGH INCOME BOND FUND
--------------------------------------------------------------------------------

                 "WE BELIEVE THAT BETTER QUALITY HIGH-YIELD ISSUES OFFER THE BEST RISK ADJUSTED RETURNS OF ALL FIXED INCOME SECURITIES."

Fund shares will not be available before September 9, 2002.

GOAL AND STRATEGY
------------------------------------------------------------

[SIDEBAR]

HIGH YIELD BONDS
"High yield bonds" are fixed income securities rated in the lowest investment grade category (BBB/ Baa) or lower that typically offer investors higher yield than other fixed income securities. The higher yields are justified by the weaker credit profile of high yield issuers as compared to investment grade issuers. High yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

The fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. It will not alter this policy without providing shareholders at least 60 days' advance notice.
[END SIDEBAR]

  [ICON]
         THE FUND SEEKS HIGH TOTAL RETURNS CONSISTENT WITH CAPITAL PRESERVATION.

To pursue this goal, the fund normally invests primarily in a diversified portfolio of U.S. intermediate-term high yield corporate bonds (including those sometimes known as junk bonds) with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. ("Moody's") or "BBB+" to "B-" by Standard & Poor's ("S&P"), or bonds deemed by Neuberger Berman Management to be of comparable quality. These bonds are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or fail to comply with the other terms of the contract over a period of time.

The fund focuses on high yield bonds with a target yield of 300-500 basis points above the U.S. Treasury security of corresponding maturity, and seeks to maintain an average credit quality of "Ba3" by Moody's or "BB-"by S&P by concentrating on the middle to high end of the non-investment-grade spectrum. The fund invests its assets in a broad range of issuers and industries. The fund's portfolio normally expects to have an assumed dollar-weighted average maturity between five and seven years. The fund manages credit risk and minimizes interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate-term maturities. Depending on market and issuer-specific conditions, the fund generally sells any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time.

                                High Income Bond Fund   15

GOAL AND STRATEGY CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

DEBT SECURITIES
Debt securities differ in their interest rates and maturities, among other factors. The Adviser's expectations as to future changes in interest rates will influence the maturity of the debt securities comprising the fund's portfolio. For example, if the Adviser expects interest rates to rise, it may invest more heavily in bonds with shorter maturities, with the intention of benefiting the fund from purchases of longer-term bonds after rates have risen. Conversely, if the Adviser expects interest rates to fall, it may invest more heavily in bonds with longer maturities, with the intention of taking advantage of the high rates then available. Under normal market conditions, the Adviser anticipates that the fund's portfolio will have an assumed dollar-weighted average maturity between five and seven years. By maintaining such a maturity, over the course of a year the Adviser can reinvest approximately 20% of the fund's capital at current rates, minimizing potential volatility in a changing interest rate environment. [END SIDEBAR]

The fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in U.S. intermediate-term, high yield bonds of the credit quality in which the fund invests.

                      16  Neuberger Berman

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect the fund's performance if the derivatives do not perform as expected.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high quality short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on what happens in the high-yield bond market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on lower-rated bonds, the fund is subject to their risks, including the risk that its holdings may:

- fluctuate more widely in price and yield than investment-grade bonds

- fall in price during times when the economy is weak or is expected to become weak

- be difficult to sell at the time and price the fund desires

The value of the fund's shares will fluctuate in response to:

- changes in interest rates; Although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment-grade bonds, generally when interest rates decline, the value of the fund's investments will rise; conversely, when interest rates rise, the value of the fund's investments will decline; as a general matter, the longer the maturity of the portfolio, the greater is the effect of interest rate change;

- changes in the actual and perceived creditworthiness of the issuers of the fund's investments;

- social, economic or political factors;

                                High Income Bond Fund   17

MAIN RISKS CONTINUED
-------------------------------------------------------------------

- factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

- factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

The fund will invest in bonds rated below investment grade. High yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, the fund may engage in active and frequent trading to achieve the fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the fund's performance.

                      18  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page and the next page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the Fund.

The table on the next page compares the fund's return to those of a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

To obtain the fund's current yield, call 800-877-9700. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return. [END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year.
The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'93  14.29%
'94   0.47%
'95  14.42%
'96  11.01%
'97  11.22%
'98   3.61%
'99   4.20%
'00   4.81%
'01   9.27%

BEST QUARTER:   Q1 '93,   4.54%
WORST QUARTER:  Q3 '98,  -2.45%

* See footnote at *, following the table on the next page.

                                High Income Bond Fund   19

PERFORMANCE CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

AFTER-TAX RETURNS
After-tax returns are calculated using the highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.
[END SIDEBAR]

AVERAGE ANNUAL TOTAL % RETURNS*

 The following table provides some indication of the risks of investing in the fund by comparing the average annual return of the fund for the one- and five-year periods ending December 31, 2001 and the period from inception to December 31, 2001 to that of the Lehman Brothers BB Intermediate Bond Index, an index comprised of BB-rated corporate bonds with maturities of less than ten years, and the average total return generated by the 372 high yield mutual funds tracked by Morningstar, Inc.:

                                                      Since
                               1 Year     5 Year    Inception
-------------------------------------------------------------
RETURN BEFORE TAXES              9.27%      6.58%      8.37%
RETURN AFTER TAXES ON
DISTRIBUTIONS                    6.15%      2.99%      6.22%
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                      5.59%      3.45%      5.86%
LEHMAN BROTHERS BB
INTERMEDIATE BOND INDEX#        10.15%      6.56%      8.57%
MORNINGSTAR HIGH YIELD BOND
FUNDS+                           1.70%      1.31%       N/A

* This fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and year-by-year return data for the periods shown are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996 through December 31, 2001 and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier Class Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the 1940 Act, the fund is, and Lipper Fund was subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.
# Unlike Lipper Fund's returns, the total returns for the Lehman Brothers BB Intermediate Bond Index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing, which would reduce returns, and do not include the effect of taxes. Average Annual Total Return Since Inception for the Lehman Brothers BB Intermediate Bond Index reflects average annual total return for the period February 1, 1992 through December 31, 2001.
+ Returns for the Morningstar High Yield Bond Funds include the reinvestment of dividends and capital gains but do not include the effect of taxes.

                      20  Neuberger Berman

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT

WAYNE PLEWNIAK, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group. He has co-managed the fund's assets since 2002. He co-managed Lipper High Income Bond Fund, the Fund's predecessor from its inception in 1997 to 2002.

DANIELLA LIPPER COULES and ROBERT S. FRANKIN are Vice Presidents of Neuberger Berman Management, Managing Directors of Neuberger Berman, LLC and Portfolio Managers of the Neuberger Berman High Yield Fixed Income Group. They have co-managed the Fund's assets since 2002. Ms. Coules had been a Vice President of The Lipper Funds, Inc. and a Fixed Income Analyst at Lipper & Company, L.P. since 1998 and prior to that time was a research analyst at two investment firms. From 1997 to 1999, Mr. Franklin was a vice president and high yield research analyst for a prominent investment firm and from 1988 to 1997 was a vice president and senior credit analyst for a major credit rating agency. From 2001-2002, he managed the Neuberger Berman High Yield Bond Fund.
[END SIDEBAR]

  [ICON] The Fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example on the next page can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------

 ANNUAL OPERATING EXPENSES (% of net assets)

 These are deducted from fund assets, so you pay them indirectly.

           Management Fees                         0.75
           Distribution (12b-1) fees               None
           Other Expenses                          0.26*
                                                   ....
           Total Annual Fund Operating Expenses    1.01**
           Expense Reimbursement                   0.01
                                                   ....
           Net Expenses                            1.00***

 * OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. ** TOTAL ANNUAL OPERATING EXPENSES REFLECT ESTIMATED EXPENSES FOR THE FUND.
    THESE EXPENSES ARE LOWER THAN THE EXPENSES PAID BY THE LIPPER HIGH INCOME BOND FUND PREMIER SHARES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE FUND'S PREDECESSOR, BECAUSE THE FUND WILL HAVE DIFFERENT FEES UNDER ITS MANAGEMENT, ADMINISTRATION AND CUSTODY CONTRACTS.
*** NB MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE
    FUND THROUGH 10/31/05, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 1.00% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 1.00% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE.

                                High Income Bond Fund   21

INVESTOR EXPENSES CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

MANAGEMENT CONTINUED

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For investment management/administration services the fund will pay Neuberger Berman Management a fee at the annual rate of 0.75% of average net assets. [END SIDEBAR]

EXPENSE EXAMPLE

 The expense example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the funds' expenses were those shown in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years      5 Years      10 Years
--------------------------------------------------------------------
Expenses                 $102       $318        $  555       $1,233

                      22  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended December 31,                                        1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                   10.18     10.11      9.57      9.22       8.90
PLUS:                  Income from investment operations
                       Net investment income                   0.91      0.84      0.74      0.75       0.69
                       Net gains/losses -- realized and
                       unrealized                              0.19     (0.48)    (0.35)    (0.33)      0.12
                       Subtotal: income from investment
                       operations                              1.10      0.36      0.39      0.42       0.81
MINUS:                 Distributions to shareholders
                       Income dividends                        0.91      0.86      0.74      0.74       0.68
                       Distributions (in excess of net
                       investment income)                        --        --        --        --         --
                       Capital gain distributions              0.26      0.04        --        --         --
                       Subtotal: distributions to
                       shareholders                            1.17      0.90      0.74      0.74       0.68
                                                            ................................................
EQUALS:                Share price (NAV) at end of year       10.11      9.57      9.22      8.90       9.03
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                         1.00      1.00      1.00      1.00       1.00
Gross Expenses(1)                                              1.16      1.15      1.15      1.18       1.15
Net investment income -- actual                                8.58      8.50      7.72      8.15       7.54
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)(2)                                           11.22      3.61      4.20      4.81       9.27
Net assets at end of year (in millions of dollars)             85.1      85.7      66.1      60.3       92.8
Portfolio turnover rate (%)                                     105       110       103        63         85

* The figures above are from the fund's predecessor fund, the Lipper High Income Bond Fund Premier Class shares and have been audited by PricewaterhouseCoopers, LLP, the predecessor fund's independent public accountants. Their report, along with full financial statements, appears in the Lipper Fund's most recent annual report (see back cover).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT.

(2) WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES HAD NOT BEEN REIMBURSED.

                                High Income Bond Fund   23

NEUBERGER BERMAN
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------

    Ticker Symbol: NLMBX

                 "HISTORICALLY, LIMITED MATURITY PORTFOLIOS HAVE BEEN ABLE TO DELIVER MUCH OF THE YIELD AVAILABLE IN THE INVESTMENT-GRADE BOND MARKET WHILE OFFERING REDUCED SHARE PRICE FLUCTUATION. WITH THIS IN MIND, WE STRIVE TO MANAGE THE FUND WITH AN EMPHASIS ON YIELD AND RISK MANAGEMENT."

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

DURATION
Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

BOND RATINGS
Most large issuers obtain ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated.

The fund considers bonds rated in the top four categories of credit quality by at least one rating agency (and unrated bonds deemed by the managers to be of comparable quality) to be investment grade. Bonds rated no higher than the fifth or sixth category (BB/Ba or B) are considered non-investment grade. Many of these "junk bonds" are actually issued by reputable companies and offer attractive yields.
[END SIDEBAR]

  [ICON]
         THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME CONSISTENT WITH LIQUIDITY AND LOW RISK TO PRINCIPAL; TOTAL RETURN IS A SECONDARY GOAL.

To pursue these goals, the fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the fund may invest up to 10% of net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the managers to be of comparable quality. When the managers believe there are attractive opportunities in foreign markets, the fund may also invest in foreign debt securities to enhance yield and/or total return.

The fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of four years or less.

The managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. The managers look for securities that appear underpriced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund normally invests at least 80% of its net assets in bonds and other debt securities. The fund will not alter this policy without providing shareholders at least 60 days' advance notice.

                           Limited Maturity Bond Fund   25

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk or produce income could affect fund performance if the derivatives do not perform as expected.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase duration, heightening interest rate risk.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has outpaced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and increased transaction costs.

                      26  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.
[END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   5.18%
'93    6.79%
'94   -0.34%
'95   10.59%
'96    4.50%
'97    6.85%
'98    4.65%
'99    1.64%
'00    6.70%
'01    8.41%

BEST QUARTER:   Q1 '01,   3.45%
WORST QUARTER:  Q1 '94,  -1.12%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/01

                               1 Year    5 Years    10 Years
------------------------------------------------------------
LIMITED MATURITY BOND FUND      8.41       5.62       5.45
Merrill Lynch 1-3 Year
Treasury Index                  8.30       6.59       6.09

 The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasuries with maturities between 1 and 3 years.

                           Limited Maturity Bond Fund   27

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT
THEODORE P. GIULIANO, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

CATHERINE L. WATERWORTH is a Vice President of Neuberger Berman Management and Neuberger Berman, LLC. She has co-managed the fund's assets since December 1998. From 1995 to 1998, she was a managing director of high grade fixed income at a major investment firm.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/01, the management/administration fees paid to Neuberger Berman Management were 0.52% of average net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------
 ANNUAL OPERATING EXPENSES (% of average net assets)*
 These are deducted from fund assets, so you pay them indirectly.

           Management fees                          0.52
PLUS:      Distribution (12b-1) fees                None
           Other expenses                           0.22
                                                    ....
EQUALS:    Total annual operating expenses          0.74
MINUS:     Expense reimbursement                    0.04
                                                    ....
EQUALS:    Net expenses                             0.70

 * NEUBERGER BERMAN MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 12/31/04 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.70% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.70% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------
Expenses                 $72        $224       $411       $918

                      28  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended October 31,                                         1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                    9.99     10.03      9.91      9.51       9.31
PLUS:                  Income from investment operations
                       Net investment income                   0.63      0.60      0.59      0.61       0.58
                       Net gains/losses -- realized and
                       unrealized                              0.04     (0.12)    (0.40)    (0.20)      0.47
                       Subtotal: income from investment
                       operations                              0.67      0.48      0.19      0.41       1.05
MINUS:                 Distributions to shareholders
                       Income dividends                        0.63      0.60      0.59      0.58       0.58
                       Tax return of capital                     --        --        --      0.03         --
                       Subtotal: distributions to
                       shareholders                            0.63      0.60      0.59      0.61       0.58
                                                            ................................................
EQUALS:                Share price (NAV) at end of year       10.03      9.91      9.51      9.31       9.78
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                         0.70      0.70      0.70      0.70       0.70
Gross expenses(1)                                              0.71      0.75      0.72      0.76       0.74
Expenses(2)                                                    0.70      0.71      0.70      0.70       0.70
Net investment income -- actual                                6.34      6.03      5.98      6.43       6.05
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)(3)                                            6.97      4.92      1.98      4.47      11.62
Net assets at end of year (in millions of dollars)            255.4     295.2     227.0     167.9      204.8
Portfolio turnover rate (%)                                      89        44       102       105        147

For dates prior to 2/10/01, the figures above are from the Investor Class predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT.

(2) SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT HAD NOT REIMBURSED CERTAIN EXPENSES.

                           Limited Maturity Bond Fund   29

NEUBERGER BERMAN
MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------

    Ticker Symbol: NBTXX

                 "MONEY MARKET YIELDS THAT ARE GENERALLY FREE FROM FEDERAL INCOME TAX MAY APPEAL TO MANY INVESTORS, PARTICULARLY THOSE IN HIGHER TAX BRACKETS. WE ALSO KEEP SAFETY IN MIND, AND PREFER NOT TO REACH FOR YIELDS AT THE EXPENSE OF CREDIT QUALITY."

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

MONEY MARKET FUNDS
Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

The regulations also require money market funds to limit investments to the top two rating categories of credit quality and any unrated securities deemed by the adviser to be of equivalent quality.

TAX-EQUIVALENT YIELDS
To make accurate comparisons between tax-exempt and taxable yields, you should know your tax situation. Although the yields on taxable investments may be higher, tax-exempt investments may be the better choice on an after-tax basis. [END SIDEBAR]

  [ICON]
         THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the fund normally invests at least 80% of its net assets in high quality, short-term securities from municipal issuers around the country. The fund seeks to maintain a stable $1.00 share price. The fund's dividends are generally exempt from federal income taxes. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The managers monitor a range of economic, financial and political factors, in order to weigh the yields of municipal securities of various types and maturities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of net assets in high quality short-term municipal securities without providing shareholders at least 60 days' advance notice.

                                 Municipal Money Fund   31

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
Although the fund has maintained a stable share price since its inception, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term taxable debt instruments. This strategy could help the fund avoid losses, but could produce income that is not tax-exempt and may mean lost opportunities.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on credit quality and interest rates. Because the fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the fund's yields typically will fall as well. Over time, the fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high quality short-term municipal securities, there is the risk that an issuer could go into default, which would affect the fund's performance. Performance could also be affected by political or regulatory changes, whether regional or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the fund invests in so-called private activity bonds, its dividends may be subject to alternative minimum tax. Historically, these bonds have made up a significant portion of the fund's holdings. Consult your tax adviser for more information.

The fund is not an appropriate investment for tax-advantaged accounts, such as IRAs, and may not be beneficial for investors in low tax brackets.

                      32  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return. You can also ask for information on how the fund's yields compare to taxable yields after taxes are taken into consideration.
[END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  2.40%
'93   1.79%
'94   2.29%
'95   3.30%
'96   2.80%
'97   3.03%
'98   2.86%
'99   2.67%
'00   3.52%
'01   2.26%

BEST QUARTER:   Q4 '00,  0.94%
WORST QUARTER:  Q4 '01,  0.33%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/01

                               1 Year    5 Years    10 Years
------------------------------------------------------------
MUNICIPAL MONEY FUND            2.26       2.87       2.69

                                 Municipal Money Fund   33

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT
THEODORE P. GIULIANO, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

THOMAS J. BROPHY and KELLY M. LANDRON are Vice Presidents of Neuberger Berman Management. Brophy is also a Managing Director of Neuberger Berman, LLC. They have co-managed the fund's assets since March 2000. From 1998 to 2000, Brophy was a portfolio manager and credit analyst for Neuberger Berman, LLC. From 1987 to 1998, he was a portfolio manager at another investment firm. From 1990 to 2000, Landron held positions in fixed income trading, analysis and portfolio management for Neuberger Berman, LLC.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/01, the management/administration fees paid to Neuberger Berman Management were 0.52% of average net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------

 ANNUAL OPERATING EXPENSES (% of average net assets)*

 These are deducted from fund assets, so you pay them indirectly.

           Management fees                          0.52
PLUS:      Distribution (12b-1) fees                None
           Other expenses                           0.08
                                                    ....
EQUALS:    Total annual operating expenses          0.60

* THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------
Expenses                 $61        $192       $335       $750

                      34  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended October 31,                                         1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                  0.9993    0.9994    0.9997    0.9998     0.9997
PLUS:                  Income from investment operations
                       Net investment income                 0.0296    0.0288    0.0256    0.0336     0.0269
                       Net gains/losses                      0.0001    0.0003    0.0001        --     0.0001(2)
                       Subtotal: income from investment
                       operations                            0.0297    0.0291    0.0257    0.0336     0.0270
MINUS:                 Distributions to shareholders
                       Income dividends                      0.0296    0.0288    0.0256    0.0336     0.0269
                       Capital gain distributions                --        --        --    0.0001         --
                       Subtotal: distributions to
                       shareholders                          0.0296    0.0288    0.0256    0.0337     0.0269
                                                            ................................................
EQUALS:                Share price (NAV) at end of year      0.9994    0.9997    0.9998    0.9997     0.9998
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                         0.72      0.71      0.67      0.67       0.60
Expenses(1)                                                    0.73      0.72      0.68      0.68       0.61
Net investment income -- actual                                2.95      2.88      2.58      3.33       2.60
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.
Total return (%)                                               3.00      2.92      2.59      3.41       2.72
Net assets at end of year (in millions of dollars)            156.3     221.5     293.8     255.5      455.2

For dates prior to 2/10/01, the figures above are from the predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(2) THE AMOUNT SHOWN MAY NOT AGREE WITH AGGREGATE GAINS AND LOSSES BECAUSE OF THE TIMING OF SALES AND REPURCHASES OF FUND SHARES.

                                 Municipal Money Fund   35

NEUBERGER BERMAN
MUNICIPAL SECURITIES TRUST
--------------------------------------------------------------------------------

    Ticker Symbol: NBMUX

                 "IN SEARCH OF INCOME AND TOTAL RETURN, WE APPROACH THE MUNICIPAL MARKET WITH A VALUE-ORIENTED APPROACH, LOOKING FOR SECURITIES THAT ARE ATTRACTIVELY PRICED COMPARED TO THEIR PEERS. WE ALSO FOCUS ON CREDIT QUALITY AND DIVERSIFICATION IN SEEKING TO REDUCE RISK."

GOAL & STRATEGY
------------------------------------------------------------

[SIDEBAR]

DURATION
Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

TAX-EQUIVALENT YIELDS
To make accurate comparisons between tax-exempt and taxable yields, you should know your tax situation. Although the yields on taxable investments may be higher, tax-exempt investments may be the better choice on an after-tax basis. [END SIDEBAR]

  [ICON]
         THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH LOW RISK TO PRINCIPAL AND LIQUIDITY; TOTAL RETURN IS A SECONDARY GOAL.

To pursue these goals, the fund normally invests at least 80% of its total assets in securities from municipal issuers around the country. All securities in which the fund invests must be investment grade (rated within the four highest categories or, if unrated, deemed by the managers to be of comparable quality). The fund's dividends are generally exempt from federal income taxes. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The fund seeks to minimize its exposure to credit risk by diversifying among many municipal issuers around the country and among the different types of municipal securities available. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of ten years or less.

The managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. The managers analyze individual issues and look for securities that appear underpriced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. To help maintain the portfolio's credit quality, the managers seek to avoid securities from states or regions with weaker economies or unusual revenue problems. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its fundamental policy of normally investing at least 80% of total assets in securities from municipal issuers without shareholder approval.

                           Municipal Securities Trust   37

MAIN RISKS
------------------------------------------------------------

[SIDEBAR]

OTHER RISKS
The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect fund performance if the derivatives do not perform as expected.

To the extent that the fund invests in so-called private activity bonds, its dividends may be subject to alternative minimum tax. Consult your tax adviser for more information.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term taxable debt instruments. This strategy may mean lost opportunities and, along with any other investments in taxable securities or derivatives, could produce income that is not tax-exempt.
[END SIDEBAR]

  [ICON]  Most of the fund's performance depends
          on what happens in the municipal bond market. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected by political or regulatory changes, whether regional or national, and by developments concerning tax laws and tax-exempt securities.

Because the fund emphasizes higher credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This could mean that its yield may be lower than that available from certain other municipal bond funds.

Over time, the fund may produce lower returns than stock investments.

The fund is not an appropriate investment for tax-advantaged accounts, such as IRAs, and may not be beneficial for investors in low tax brackets.

                      38  Neuberger Berman

PERFORMANCE
------------------------------------------------------------

[SIDEBAR]

PERFORMANCE MEASURES
The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return. You can also ask for information on how the fund's yields compare to taxable yields after taxes are taken into consideration.
[END SIDEBAR]

  [ICON] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   6.91%
'93    9.54%
'94   -3.98%
'95   12.71%
'96    3.56%
'97    7.37%
'98    5.94%
'99   -1.25%
'00    9.02%
'01    4.75%

BEST QUARTER:   Q1 '95,   5.34%
WORST QUARTER:  Q1 '94,  -3.54%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/01

                               1 Year    5 Years    10 Years
------------------------------------------------------------
MUNICIPAL SECURITIES TRUST      4.75       5.11       5.35
Lehman Brothers 7-Year GO
Index                           4.98       5.54       6.13

 The Lehman Brothers 7-year General Obligation Index is an unmanaged index of investment grade, tax-exempt general obligations (state and local).

                           Municipal Securities Trust   39

INVESTOR EXPENSES
------------------------------------------------------------

[SIDEBAR]

MANAGEMENT
THEODORE P. GIULIANO, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

THOMAS J. BROPHY and KELLY M. LANDRON are Vice Presidents of Neuberger Berman Management. Brophy is also a Managing Director of Neuberger Berman, LLC. They have co-managed the fund's assets since March 2000. From 1998 to 2000, Brophy was a portfolio manager and credit analyst for Neuberger Berman, LLC. From 1987 to 1998, he was a portfolio manager at another investment firm. From 1990 to 2000, Landron held positions in fixed income trading, analysis and portfolio management for Neuberger Berman, LLC.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/01, the management/administration fees paid to Neuberger Berman Management were 0.52% of average net assets.
[END SIDEBAR]

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------
 ANNUAL OPERATING EXPENSES (% of average net assets)*
 These are deducted from fund assets, so you pay them indirectly.

           Management fees                          0.52
PLUS:      Distribution (12b-1) fees                None
           Other expenses                           0.55
                                                    ....
EQUALS:    Total annual operating expenses          1.07
MINUS:     Expense reimbursement                    0.42
                                                    ....
EQUALS:    Net expenses                             0.65

 * NEUBERGER BERMAN MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 12/31/04 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.65% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.65% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------
Expenses                 $ 66       $208       $590      $1306

                      40  Neuberger Berman

FINANCIAL HIGHLIGHTS

Year Ended October 31,                                         1997      1998      1999      2000       2001
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of
                       year                                   10.78     11.02     11.34     10.78      11.00
PLUS:                  Income from investment operations
                       Net investment income                   0.47      0.46      0.45      0.46       0.45
                       Net gains/losses -- realized and
                       unrealized                              0.24      0.32     (0.56)     0.22       0.62
                       Subtotal: income from investment
                       operations                              0.71      0.78     (0.11)     0.68       1.07
MINUS:                 Distributions to shareholders
                       Income dividends                        0.47      0.46      0.45      0.46       0.45
                       Subtotal: distributions to
                       shareholders                            0.47      0.46      0.45      0.46       0.45
                                                            ................................................
EQUALS:                Share price (NAV) at end of year       11.02     11.34     10.78     11.00      11.62
------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                         0.65      0.65      0.65      0.65       0.65
Gross expenses(1)                                              1.05      1.11      1.07      1.22       1.07
Expenses(2)                                                    0.66      0.66      0.66      0.66       0.66
Net investment income -- actual                                4.30      4.13      4.03      4.22       3.96
------------------------------------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)(3)                                            6.71      7.22     (1.03)     6.46       9.89
Net assets at end of year (in millions of dollars)             31.6      40.1      35.0      28.7       32.8
Portfolio turnover rate (%)                                      22        24        17        37         26

For dates prior to 2/10/01, the figures above are from the predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT.

(2) SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT HAD NOT REIMBURSED CERTAIN EXPENSES.

                           Municipal Securities Trust   41

YOUR INVESTMENT

SHARE PRICES
------------------------------------------------------------

[SIDEBAR]

SHARE PRICE CALCULATIONS
The price of Investor Class shares of a fund is the total value of fund assets attributable to Investor Class minus the liabilities attributable to that class, divided by the total number of Investor Class shares outstanding. The share prices of the bond funds typically change every business day. The money market funds do not anticipate that their share price will fluctuate.

When valuing portfolio securities, the money market funds use a constant amortization method and the bond funds use bid quotations. When a bond fund believes a quotation does not reflect a security's current market value, the fund may substitute for the quotation a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities. The funds may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the NYSE closes.
[END SIDEBAR]

Because Investor Class shares of these funds do not have sales charges, the price you pay for each share of a fund is the net asset value per share. Similarly, because there are no fees for selling shares, the fund pays you the full share price when you sell shares.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the New York Stock Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website www.nb.com. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted. (See "Maintaining Your Account" for instructions on placing orders.) We cannot accept your purchase order until payment has been received. Each money market fund calculates its share price as of noon on business days. Each bond fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time.

                      42  Neuberger Berman

------------------------------------------------------------

[SIDEBAR]

INVESTMENT PROVIDERS
The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
[END SIDEBAR]

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

                                      Your Investment   43

PRIVILEGES
AND SERVICES
------------------------------------------------------------

[SIDEBAR]

DOLLAR-COST AVERAGING
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount -- say, $100 a month -- you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
[END SIDEBAR]

As a Neuberger Berman fund shareholder, you have access to a range of services to make investing easier:

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more in any bond fund in this prospectus. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals from a Neuberger Berman fund of at least $100 on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses (except in money market funds).

ELECTRONIC BANK TRANSFERS -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE-REGISTERED TRADEMARK- -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

                      44  Neuberger Berman

DISTRIBUTIONS
AND TAXES
------------------------------------------------------------

[SIDEBAR]

BUYING SHARES BEFORE A DISTRIBUTION
The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares of a bond fund just before the fund makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the distribution has been made.

Generally, if you're investing in a tax-advantaged retirement account, there are no tax consequences to you from distributions.
[END SIDEBAR]

DISTRIBUTIONS -- Each fund pays out to shareholders any net investment income and realized net capital gains. Ordinarily, each of the funds declares income dividends daily and pays them monthly. The bond funds make any capital gain distributions once a year (in December). The money market funds do not anticipate making any capital gain distributions. Gains from foreign currency transactions, if any, are normally distributed in October.

Unless you tell us otherwise, your income and capital gain distributions from a fund will be reinvested in that fund. However, if you prefer you may:

- receive all distributions in cash

- reinvest capital gain distributions, but receive income distributions in cash

Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Investor Class shares of another Neuberger Berman fund of the same account registration. To take advantage of one of these options, please indicate your choice on your application.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them.

                                      Your Investment   45

DISTRIBUTIONS
AND TAXES CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

TAXES AND YOU
The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.
[END SIDEBAR]

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Income distributions and net short-term capital gains are generally taxed as ordinary income. Distributions of other capital gains from all funds are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

In general, for all investors (including corporations), a portion of the income distributions from the Government Money Fund are free from state and local income taxes and income distributions from the municipal funds are free from federal income taxes. However, if you are a high-income individual who would owe comparatively little in federal income taxes, some of your fund income may be subject to the federal alternative minimum tax. A tax-exempt fund may invest in securities or use techniques that produce taxable income; your statement will identify any income of this type.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell or exchange fund shares, you generally realize a taxable gain or loss. The exception, once again, is tax-advantaged retirement accounts.

                      46  Neuberger Berman

MAINTAINING YOUR
ACCOUNT
------------------------------------------------------------

[SIDEBAR]

BACKUP WITHHOLDING
When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, the IRS requires the fund to deduct back-up withholding from all money you receive from the fund (except exempt interest dividends from the municipal funds and redemption proceeds from the money market funds), whether from selling shares or from distributions. We are also required to withhold, based at the current tax rate, money you receive from distributions if the IRS tells us that you are subject to backup withholding.

If the appropriate ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid backup withholding. This 60-day grace period is not available on any other type of account. For information on custodial accounts, call 800-877-9700.
[END SIDEBAR]

WHEN YOU BUY SHARES -- Instructions for buying shares are under "Buying Shares." Whenever you make an initial investment in one of the funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares you will receive the next share price calculated after your payment is received. Money market fund investors whose purchase orders are converted to "federal funds" before noon will accrue a dividend the same day. For the bond funds, dividends will not be earned or accrued until the day after our transfer agent receives payment.

WHEN YOU SELL SHARES -- Instructions for selling shares are under "Selling Shares." You can place an order to sell some or all of your shares at any time. Money market fund investors who place an order to sell shares before noon will not receive dividends on the day of the sale; bond fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares. The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

- in unusual circumstances where the law allows additional time if needed

- if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

                                      Your Investment   47

MAINTAINING YOUR
ACCOUNT CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

SIGNATURE GUARANTEES
A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a signature guarantee. [END SIDEBAR]

The funds no longer issue certificates for shares. If you have share certificates, the only way to redeem those shares is by sending in the certificates. Also, if you lose the certificate, you will be charged a fee to replace it.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.

In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:

- when selling more than $50,000 worth of shares

- when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

- when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $2,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to that minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The funds reserve the right to pay in kind for redemptions. The funds do not redeem in kind under normal circumstances, but would do so when a fund's Board of Trustees determined that it was in the best interests of fund shareholders as a whole.

                      48  Neuberger Berman

------------------------------------------------------------

[SIDEBAR]

FUND STRUCTURE
Each of the funds in this prospectus uses a "multiple class" structure. The funds offer either one or two classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Investor Class shares of the funds.
[END SIDEBAR]

UNCASHED CHECKS -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from one Neuberger Berman fund to another through an exchange of shares. There are three things to remember when making an exchange:

- both accounts must have the same registration

- you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

- because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange program is available to all shareholders in the funds, but can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

                                      Your Investment   49

MAINTAINING YOUR
ACCOUNT CONTINUED
-------------------------------------------------------------------

[SIDEBAR]

CONVERSION TO THE EURO
Like other mutual funds, the funds could be affected by problems relating to the conversion of European currencies into the Euro, which began 1/1/99 and extends to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the funds' portfolios will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.
[END SIDEBAR]

PLACING ORDERS BY TELEPHONE -- Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. On certain non-retirement accounts, this option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

OTHER POLICIES -- Under certain circumstances, the funds reserve the right to:

- suspend the offering of shares

- reject any exchange or investment order

- change, suspend, or revoke the exchange privilege

- suspend the telephone order privilege

- satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

- suspend or postpone your right to sell fund shares on days when the New York Stock Exchange is closed, or as otherwise permitted by the SEC

- change their investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

                      50  Neuberger Berman

                  This page has been left blank intentionally.

                                      Your Investment   51

BUYING SHARES

Method                        Things to know

-----------------------------------------------------------------------------
SENDING US A CHECK

Your first investment must be at least $2,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, or travelers checks

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to "Neuberger Berman Funds;" we cannot accept checks made out to you or other parties and signed over to us

-----------------------------------------------------------------------------
WIRING MONEY

A wire for a first investment must be for at least $2,000

Wires for additional investments must be for at least $1,000

-----------------------------------------------------------------------------
EXCHANGING FROM
ANOTHER FUND

An exchange for a first investment must be for at least $2,000

Exchanges for additional investments must be for at least $1,000

Both accounts involved must be registered in the same name, address and tax ID number

An exchange order cannot be cancelled or changed once it has been placed

-----------------------------------------------------------------------------
BY TELEPHONE

We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Shares will be purchased upon receipt of your money by our transfer agent

Not available on retirement accounts

-----------------------------------------------------------------------------
SETTING UP SYSTEMATIC
INVESTMENTS

All investments must be at least $100

                      52  Neuberger Berman

[SIDEBAR]

RETIREMENT PLANS
We offer investors a number of tax-advantaged plans for retirement saving:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

ROTH IRAS offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan.

Generally, retirement plans should not invest in municipal funds.
[END SIDEBAR]

Instructions

----------------------------------------------------

Fill out the application and enclose your check

If regular first-class mail, address to:
NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O BOX 8403
BOSTON, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA 02184-3839

----------------------------------------------------

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

----------------------------------------------------

Call 800-877-9700 to place your order

To place an order using FUNDFONE-Registered Trademark- call 800-335-9366

----------------------------------------------------

Call 800-877-9700 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDFONE-Registered Trademark-, call 800-335-9366

----------------------------------------------------

Call 800-877-9700 for instructions

                                      Your Investment   53

SELLING SHARES

Method                        Things to know

-----------------------------------------------------------------------------
SENDING US A LETTER

Unless you tell us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s)

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer without fee

You may need a signature guarantee

-----------------------------------------------------------------------------
SENDING US A FAX

For amounts of up to $50,000

Not available if you have changed the address on the account by phone, fax, or postal address change in the past 15 days

-----------------------------------------------------------------------------
CALLING IN YOUR ORDER

All phone orders to sell shares must be for at least $1,000, unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts

Not available if you have changed the address on the account by phone, fax, or postal address change in the past 15 days

-----------------------------------------------------------------------------
EXCHANGING INTO
ANOTHER FUND

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and tax ID number

An exchange order cannot be cancelled or changed once it has been placed

-----------------------------------------------------------------------------
SETTING UP SYSTEMATIC
WITHDRAWALS

For accounts with at least $5,000 worth of shares in them

Withdrawals must be at least $100

-----------------------------------------------------------------------------
BY CHECK

Available for money market funds only

Withdrawals must be at least $250

Cannot include dividends accrued but not yet posted to your account

                      54  Neuberger Berman

[SIDEBAR]

INTERNET CONNECTION
Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers complete information on our funds, current performance data, as well as relevant news items, tax information, portfolio manager interviews, and related articles.

As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions -- 24 hours a day. [END SIDEBAR]

Instructions

----------------------------------------------------

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O BOX 8403
BOSTON, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA 02184-3839

----------------------------------------------------

Write a request to sell shares as described above

Call 800-877-9700 to obtain the appropriate fax number and to make sure it arrived and is in order

----------------------------------------------------

Call 800-877-9700 to place your order

Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone-Registered Trademark- call 800-335-9366

----------------------------------------------------

Call 800-877-9700 to place your order

To place an order using FUNDfone-Registered Trademark- 800-335-9366

----------------------------------------------------

Call 800-877-9700 for instructions

----------------------------------------------------

                                      Your Investment   55

-------------------------------------------------------------------
[SIDEBAR]

NOTES
[END SIDEBAR]

--------------------------------------------

[SIDEBAR]

NOTES
[END SIDEBAR]

--------------------------------------------

[SIDEBAR]

NOTES
[END SIDEBAR]

--------------------------------------------

[SIDEBAR]

OBTAINING INFORMATION
You can obtain a share holder report, SAI, and other information from:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

800-877-9700
212-476-8800

Website: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.
[END SIDEBAR]

NEUBERGER BERMAN INCOME FUNDS
INVESTOR CLASS SHARES

- No load

- No sales charges

- No 12b-1 fees

If you'd like further details on any of these funds, you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

- a discussion by the portfolio managers about strategies and market conditions

- fund performance data and financial statements

- complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION -- The SAI contains more comprehensive information on these funds, including: various types of securities and practices, and their risks, investment limitations and additional policies information about each fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser:
NEUBERGER BERMAN, LLC

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

www.nb.com

[RECYCLE LOGO] A0107  08/02                            SEC file number: 811-3802